Exhibit 99.1

Auxilium Pharmaceuticals, Inc. and FCB I LLC
Receive Paragraph IV Certification Notice from Watson Laboratories, Inc. for Testim®

MALVERN, PA and Mahwah, NJ (April 16, 2012) – Auxilium Pharmaceuticals, Inc. and FCB I LLC (“FCB”) today announced that they have received a notice from Watson Laboratories, Inc. (“Watson”) that advises them of Watson’s filing of an Abbreviated New Drug Application (ANDA) containing a Paragraph IV certification under 21 U.S.C. Section 355(j) for testosterone gel. This Paragraph IV certification notice refers to FCB's nine U.S. patents, covering Testim®, 1% testosterone gel, that are listed in Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration.  The referenced patents will expire between 2023 and 2025.

Auxilium and FCB are currently reviewing the details of this notice from Watson. Auxilium and FCB intend to pursue all available legal and regulatory options in defense of Testim, including enforcement of their intellectual property rights and approved labeling.

About Auxilium
Auxilium Pharmaceuticals, Inc. is a specialty biopharmaceutical company with a focus on developing and marketing products to predominantly specialist audiences. Auxilium markets XIAFLEX® (collagenase clostridium histolyticum) for the treatment of adult Dupuytren's contracture patients with a palpable cord and Testim® 1%, a testosterone gel, for the topical treatment of hypogonadism in the U.S. Pfizer has marketing rights for XIAPEX® (the EU tradename for collagenase clostridium histolyticum) in Europe; Asahi Kasei Pharma Corporation has development and commercial rights for XIAFLEX in Japan; and Actelion Pharmaceuticals Ltd has development and commercial rights for XIAFLEX in Canada, Australia, Brazil and Mexico. Ferring International Center S.A. markets Testim in the EU and Paladin Labs Inc. markets Testim in Canada. Auxilium has three projects in clinical development. XIAFLEX is in phase III of development for the treatment of Peyronie's disease, in phase IIa of development for the treatment of Frozen Shoulder syndrome (Adhesive Capsulitis) and is in phase Ib of development for the treatment of cellulite (edematous fibrosclerotic panniculopathy). Auxilium also has rights to pursue additional indications for XIAFLEX. For additional information, visit http://www.auxilium.com.

About FCB I LLC
FCB is an indirect, majority-owned subsidiary of Xstelos Holdings, Inc. (“Xstelos”), which is a wholly-owned subsidiary of Footstar, Inc. (“Footstar”). Footstar (OTC BB: FTAR.OB) is a holding company that is winding down pursuant to an Amended Plan of Complete Dissolution and Liquidation (“Plan of Dissolution”). On January 19, 2012, the board of directors of Footstar approved a Plan of Reorganization pursuant to which Footstar contributed all of its assets to Xstelos. In exchange for the contribution of all of its assets, including its interest in FCB, Xstelos assumed all of Footstar’s liabilities and issued all of its shares of common stock to Footstar.  On January 25, 2012, Xstelos filed a registration statement on Form S-1, File No. 333-179148 with the SEC in order to register the distribution of all of the common stock of Xstelos to stockholders of Footstar.  This registration statement, as amended, was declared effective on April 12, 2012. Footstar anticipates distributing all of the Xstelos common stock to holders of Footstar’s common stock pro rata on a one-for-one basis shortly on a distribution date to be announced. Immediately after the distribution is completed, Footstar’s stockholders will own all of the outstanding shares of common stock of Xstelos, and Xstelos stockholders’ holdings will be proportionate to their percentage ownership of Footstar shares as of the record date for the distribution.  This press release does not constitute an offer of any securities for sale.

AUXILIUM SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, which discuss matters that are not facts, and may include words to indicate their uncertain nature such as “believe,” “expect,” anticipate,” “intend,” “plan,” “should,” “could,” “estimate,” “project,” “will,” and “target.” Auxilium’s forward-looking statements convey management’s expectations, beliefs, plans and objectives regarding future performance of Auxilium and are based upon preliminary information and management assumptions. No specific assurances can be given with respect to whether Auxilium will pursue any of the legal or regulatory options available to it in defense of the nine patents covering Testim, including enforcement of their intellectual property rights and approved labeling, or whether Auxilium will be successful in any of those efforts that it does choose to pursue. While Auxilium may elect to update the forward-looking statements made in this news release in the future, Auxilium specifically disclaims any obligation to do so. Such forward-looking statements are subject to a wide range of risks and uncertainties that could cause Auxilium’s results to differ in material respects, including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, litigation strategies, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration, and those risks discussed in Auxilium’s reports on file with the Securities and Exchange Commission (the “SEC”). Auxilium’s SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of Auxilium’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.” There may be additional risks that the Auxilium does not presently know or that Auxilium currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.

FCB I LLC SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on FCB’s parent companies’ current estimates and assumptions and, as such, involve uncertainty and risk.  Forward-looking statements include the information concerning FCB and its parent companies’ possible or assumed future results of operations and also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar expressions. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that could cause FCB or its parent companies’ actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others, competition from existing products or new products that may emerge, regulatory difficulties relating to products that have already received regulatory approval, potential product liability claims, dependency on third-party manufacturers to supply or manufacture products, ability to establish or maintain collaborations, licensing or other arrangements, Xstelos’ ability and third parties’ abilities to protect intellectual property rights, limitation on the ability to utilize net operating losses, compliance with obligations under intellectual property licenses with third parties, ability to successfully invest for future growth, and those risks discussed in Footstar’s and Xstelos’ reports on file with the SEC. The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by these forward-looking statements. For these reasons, one should not place undue reliance on any forward-looking statements. Xstelos’ and Footstar’s SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov

Auxilium Contacts:
James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com

William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com

FCB I LLC Contacts:

Jonathan M. Couchman, President
FCB I LLC
(201) 934-2000

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